EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB of IceWEB, Inc. for the interim period ended June 30, 2006, I, John R. Signorello, Chairman and Chief Executive Officer of IceWEB, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Quarterly Report on Form 10-QSB of IceWEB, Inc. fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-QSB of IceWEB, Inc. fairly presents, in all material respects, the financial condition and results of operations of IceWEB, Inc.

Dated: August 21, 2006                  By: /s/ John R. Signorello
                                            ----------------------
                                            John R. Signorello
                                            Chairman and CEO,
                                            Principal Financial Officer